Exhibit 10.13

ENERGYCONNECT GROUP, INC.
RESTRICTED STOCK AWARD AGREEMENT

THIS RESTRICTED STOCK AWARD AGREEMENT (the “Agreement”), is made, effective as of the _____ day of __________, 2010 (hereinafter the “Date of Grant”), between EnergyConnect Group, Inc., an Oregon corporation, (the “Company”), and _______________ (the “Director”).

R E C I T A L S:

WHEREAS, the Company has adopted the Restated 2004 Stock Incentive Plan (the “Plan”), pursuant to which awards of restricted shares of the Company’s Common Stock may be granted to persons including members of the Board of Directors of the Company (the “Board“); and

WHEREAS, the Board has determined that it is in the best interests of the Company and its stockholders to grant the restricted stock award provided for herein (the “Restricted Stock Award”) to the Director in connection with the Director’s services to the Company, such grant to be subject to the terms set forth herein.

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1.  Grant of Restricted Stock Award.  The Company hereby grants on the Date of Grant to the Director a Restricted Stock Award consisting of __________ shares of Common Stock (the “Restricted Shares”), on the terms and conditions set forth in this Agreement and as otherwise provided in the Plan.  For purposes of this Agreement, the term “Restricted Shares” refers to the Restricted Shares received on the Date of Grant and all securities received in connection with the Restricted Shares pursuant to share dividends or splits, all securities received in replacement of the Restricted Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other property to which Director is entitled by reason of Director’s ownership of the Shares.

2.  Terms and Conditions.

(a)  Restrictions on Transfer.  The Restricted Shares are restricted from sale or assignment, except as permitted by the Board for estate planning purposes, until January 15, 2011, at which time, the Director may sell or transfer the Restricted Shares as permitted by the Company’s Insider Trading Policy, and upon the condition that the Restricted Shares are covered by a registration statement or opinion of counsel satisfactory to Company’s counsel.

(b)  Stock Certificate Restrictive Legends.  Stock certificates evidencing the Restricted Shares may bear such restrictive legends as the Company and the Company’s counsel deem necessary under applicable law or pursuant to this Agreement.

(c)  Representations, Warranties, Covenants, and Acknowledgments.  By signing below, Director hereby agrees that in the event the Company and/or the Company’s counsel deem it necessary or advisable in the exercise of their discretion, the transfer or issuance of the Restricted Shares may be conditioned upon Director making certain representations, warranties, and acknowledgments relating to compliance with applicable securities laws.

(d)  Stop-Transfer Notices.  For purposes of facilitating the enforcement of the provisions of this Section 2, the Company may issue stop-transfer instructions on the Restricted Shares to the Company’s transfer agent, or otherwise hold the Restricted Shares in escrow, until the Restricted Shares are no longer subject to the transfer restrictions set forth herein.

(e)  Refusal to Transfer.  The Company shall not be required to (i) transfer on its books any Restricted Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) treat as owner of such Restricted Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

(f)  Voting and Other Rights.  Subject to the terms of this Agreement, Director shall have all the rights and privileges of a stockholder of the Company while the Restricted Shares are subject to stop-transfer instructions, or otherwise held in escrow, including the right to vote and to receive dividends (if any).

(g)  Successors.  The terms of this Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and of the Director and the beneficiaries, executors, administrators, heirs and successors of the Director.

(h)  Entire Agreement.  This Agreement contains the entire agreement and understanding of the parties hereto with respect to the subject matter contained herein and supersedes all prior communications, representations and negotiations in respect thereto. No change, modification or waiver of any provision of this Agreement shall be valid unless the same be in writing and signed by the parties hereto.

(i)  GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OREGON APPLICABLE TO AGREEMENTS MADE AND TO BE WHOLLY PERFORMED WITHIN THAT STATE. ANY ACTION TO ENFORCE THIS AGREEMENT MUST BE BROUGHT IN A COURT SITUATED IN, AND THE PARTIES HEREBY CONSENT TO THE JURISDICTION OF, COURTS SITUATED IN MULTNOMAH COUNTY, OREGON. EACH PARTY HEREBY WAIVES THE RIGHTS TO CLAIM THAT ANY SUCH COURT IS AN INCONVENIENT FORUM FOR THE RESOLUTION OF ANY SUCH ACTION.

(j)  Tax Advice.  Director represents, warrants and acknowledges that the Company has made no warranties or representations to Director with respect to the income tax consequences of the transactions contemplated by this Agreement, and Director is in no manner relying on the Company or the Company’s representatives for an assessment of such tax consequences.  DIRECTOR UNDERSTANDS THAT THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE AND THAT DIRECTOR SHOULD CONSULT HIS OWN TAX ADVISOR REGARDING THIS RESTRICTED STOCK AWARD.  NOTHING STATED HEREIN IS INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING TAXPAYER PENALTIES.

(k)  Notices.  Any notice required or permitted under the terms of this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by confirmed email, telegram, or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the Company at the Company’s principal corporate offices or to Director at the address maintained for Director in the Company’s records or, in either case, as subsequently modified by written notice to the other party.

(l)  Binding Effect.  Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon, and inure to the benefit of, the executors, administrators, heirs, legal representatives, successors, and assigns of the parties hereto.

(m)  Severability.  If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties to the extent possible.  In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the full extent possible.

(n)  Headings.  The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of this Agreement.

(o)  Signature in Counterparts.  This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. The parties hereto confirm that any facsimile copy of another party’s executed counterpart of this Agreement (or its signature page thereof) will be deemed to be an executed original thereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

DIRECTOR		COMPANY

ENERGYCONNECT GROUP, INC.

By:
Its:

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